UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 8, 2018

TapImmune Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37939	45-4497941
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

5 West Forsyth Street, Suite 200

Jacksonville, FL 32202

(Address of Principal Executive Offices)

(904) 516-5436

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Attached hereto as Exhibit 99.1 is a press release issued by Baylor College of Medicine with respect to Marker Therapeutics, Inc. and the proposed merger with TapImmune, Inc. and which is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the proposed merger, the expected ownership of the combined company and the alternatives to the proposed merger) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for TapImmune and Marker and of the combined company include, but are not limited to: inability to complete the proposed merger and other contemplated transactions; liquidity and trading market for shares prior to and following the consummation of the proposed merger; costs and potential litigation associated with the proposed merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to consummate the proposed merger, including our ability to file an effective proxy statement in connection with the proposed merger and other contemplated transactions, which may also result in unexpected additional transaction expenses and operating cash expenditures on the parties; failure to obtain the necessary stockholder approvals or to satisfy other conditions to the closing of the proposed merger and the other contemplated transactions; a superior proposal being submitted to either party; failure to issue TapImmune common stock in the proposed merger and other contemplated transactions exempt from registration or qualification requirements under applicable state securities laws; risks related to the costs, timing and regulatory review of the combined company’s studies and clinical trials; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; inability or the delay in obtaining required regulatory approvals for product candidates, which may result in unexpected cost expenditures; failure to realize any value of certain product candidates developed and being developed, in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; inability to commercialize and launch any product candidate that receives regulatory approval; the combined company’s anticipated capital expenditures, its estimates regarding its capital requirements and its need for future capital; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed merger; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company’s products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; loss of or diminished demand from one or more key customers or distributors; unexpected cost increases and pricing pressures; the possibility of economic recession and its negative impact on customers, vendors or suppliers; and risks associated with the possible failure to realize certain benefits of the proposed merger, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond TapImmune’s, Marker’s, or the combined company’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC, and in other filings that TapImmune makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this current report speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Important Information and Where to Find It

TapImmune and Marker and certain of their directors and executive officers may become participants in solicitation of proxies from TapImmune stockholders in connection with the proposed transactions. Additional Information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of TapImmune stockholders in connection with the proposed merger, and a description of their direct and indirect interest, whether as security holders, directors or employees of TapImmune or Marker or otherwise, which may be different from those of TapImmune stockholders generally, is set forth in the preliminary proxy statement filed with the SEC on July 13, 2018 in connection with the proposed merger and will be set forth in other materials to be filed with the SEC. You can find information about TapImmune’s directors and executive officers in TapImmune’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 23, 2018, and in the preliminary proxy statement filed with the SEC on July 13, 2018 in connection the proposed merger.

Each of TapImmune’s board of directors, Peter Hoang, Sherry Grisewood, Glynn Wilson, David Laskow-Pooley, Mark Reddish, Frederick Wasseman, and Joshua Silverman; TapImmune’s executive officers Michael Loiacono (Chief Financial Officer); Marker’s board of directors, John Wilson and Juan Vera; and Marker’s executive officers, John Wilson (President and Secretary); and TapImmune’s proxy solicitor, Georgeson, LLC; may be deemed “participants” in the solicitation of proxies from the TapImmune stockholders in connection with the proposed transactions.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to TapImmune’s stockholders seeking any required stockholder approvals in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TAPIMMUNE MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by TapImmune with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at TapImmune’s website (http:// tapimmune.com/investors/financial-filings/), or by writing to the Secretary, TapImmune Inc. at 5 West Forsyth Street, Suite 200, Jacksonville, FL 32202.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Baylor College of Medicine Press Release dated August 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.
(Registrant)

Dated: August 8, 2018	By:	/s/ Michael Loiacono
	Name:	Michael Loiacono
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Baylor College of Medicine Press Release dated August 8, 2018